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                            EXHIBIT 23.2

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                        CONSENT OF INDEPENDENT AUDITORS



To: The Board of Directors of
    The Home Depot, Inc.


       We hereby consent to the use of our reports incorporated herein by reference.



                                        /s/ KMPG PEAT MARWICK
                                        -----------------------------
                                        KPMG PEAT MARWICK


Atlanta, Georgia
April 24, 1995